                                                                   EXHIBIT 99(a)



If you wish to convert your Debentures by means of this Letter of Transmittal, then your Debentures and this Letter of Transmittal must be RECEIVED by the Paying and Conversion Agent listed below PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON May 17, 1996. This Letter of Transmittal is to be used only if Debentures are to be forwarded herewith. Debenture holders wishing to convert their Debentures whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Paying and Conversion Agent prior to 5:00 p.m., Eastern Daylight Time, on May 17, 1996 must elect to convert their Debentures according to the instructions for guaranteed delivery set forth in Instruction 7 hereof.

                                AMR CORPORATION

                             LETTER OF TRANSMITTAL
            (TO ACCOMPANY 6 1/8% CONVERTIBLE SUBORDINATED QUARTERLY
                           INCOME CAPITAL SECURITIES
                             DUE NOVEMBER 1, 2024)

                         PAYING AND CONVERSION AGENT:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                            BY MAIL OR BY HAND TO:

By Hand or Overnight Courier:              By Mail:
First Chicago Trust Company of New York    (registered or certified mail recommended)
Tenders & Exchanges                        First Chicago Trust Company of New York
Suite 4680 - AMR                           Tenders & Exchanges
14 Wall Street, 8th Floor                  P.O. Box 2559, Mail Suite 4660
New York, NY 10005                         Jersey City, NJ 07303-2559


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Enclosed herewith are 6 1/8% Convertible Subordinated Quarterly Income Capital Securities Due November 1, 2024 (the "Debentures") of AMR Corporation (the "Company") numbered and registered as listed below:

ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED IN ALL
CASES.

                                    ITEM A.

               (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                      DESCRIPTION OF DEBENTURES PRESENTED

- -----------------------------------------------------------------------------------------------------------------------

Name and Address of Registered Holder                     Debentures Transmitted
(If the name and address shown are not correct,           (Please fill in numbers and amounts and attach
please indicate any changes necessary.)                   signed list if space below is inadequate.)
- -----------------------------------------------------------------------------------------------------------------------
                                                          Debentures Number(s)              Principal Amount
- -----------------------------------------------------------------------------------------------------------------------












- -----------------------------------------------------------------------------------------------------------------------
                                                          Total Principal
                                                          Amount:
- -----------------------------------------------------------------------------------------------------------------------

                                    ITEM B.

               (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

     THE ABOVE DEBENTURES ARE SURRENDERED FOR THE ACTION INDICATED BELOW.

[_] CONVERSION into shares of Common Stock of the Company ("Shares") at the conversion price of $79.00 of principal amount of Debentures per Share (equivalent to 12.658 Shares per $1,000 principal amount of Debentures), with cash in lieu of fractional Shares. Such payment of cash will be in the form of a check drawn on an account of the Paying Agent and Conversion Agent. (See Instruction 2.) Complete Items C and E.

     Holders of Debentures that convert their Debentures will not be entitled to any payment of interest on such Debentures accruing after May 1, 1996. Holders of Debentures of record on April 15, 1996, will be entitled to receive the payment of interest due on the Debentures on May 1, 1996. Any holder that converts Debentures prior to May 1, 1996, must submit with the Debentures being converted an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such Debentures on May 1, 1996, and such holder therefore will not receive the economic benefit of such interest payment.

     SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS GREATER THAN $82.57 PER SHARE AT THE TIME OF CONVERSION, A HOLDER OF DEBENTURES WHO EXERCISES SUCH HOLDER'S CONVERSION RIGHTS WILL RECEIVE COMMON STOCK, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE (DETERMINED AS SET FORTH IN INSTRUCTION 2 BELOW), WITH A MARKET VALUE GREATER THAN THE AMOUNT OF CASH THE HOLDER WOULD OTHERWISE BE ENTITLED TO RECEIVE UPON THE REDEMPTION OF THE DEBENTURES (BEFORE DEDUCTING ANY TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED ON SALE OF SHARES RECEIVED UPON CONVERSION OF THE DEBENTURES).

[_] REDEMPTION at a price of $1,042.00 per $1,000 principal amount of Debentures, plus accrued and unpaid interest to the Redemption Date of May 20, 1996 of $3.23, for a total redemption price of $1,045.23 per $1,000 principal amount of Debentures. (See Instruction 3.) Complete Items D and E.

[_] PARTIAL CONVERSION/PARTIAL REDEMPTION, If this box is checked you must indicate (1) the principal amount of Debentures you wish to convert into Shares on Item C and (2) the principal amount of Debentures you wish to have redeemed on Item D. If this box is checked and no additional instructions are provided, the delivery of Debentures prior to 5:00 p.m., Eastern Daylight Time, on May 17, 1996, will be treated by the Paying and Conversion Agent as instructions to convert such Debentures into Shares. Complete Items C, D and E.

[_] CHECK HERE IF DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AND CONVERSION AGENT.
- --------------------------------------------------------------------------------

IF NO BOX IS CHECKED AND THE ABOVE DEBENTURES ARE RECEIVED BY THE PAYING AND CONVERSION AGENT PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON MAY 17, 1996, SUCH DEBENTURES WILL BE DEEMED SURRENDERED FOR CONVERSION INTO SHARES. IF ANY DEBENTURES ARE RECEIVED AFTER THAT TIME, SUCH DEBENTURES WILL BE REDEEMED REGARDLESS OF WHICH OR WHETHER ANY CHOICE IS INDICATED.

                                    ITEM C.

                                  CONVERSION

                       DEBENTURE HOLDERS PLEASE COMPLETE


1. If the stock certificate(s) evidencing Shares of Common Stock and/or check (if any) are to be issued in the name of a person other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.


ISSUE TO:


Name:



Address



Zip Code



Social Security Number or Taxpayer I.D. Number




2. If stock certificate(s) evidencing Shares of Common Stock and/or check (if any) are to be mailed to an address other than as indicated in Item A above, fill in this space.


MAIL TO:


Name:



Address



Zip Code



Amount of Debentures Surrendered for Conversion:  $

                                    ITEM D.

                                  REDEMPTION

                       DEBENTURE HOLDERS PLEASE COMPLETE


1. If the check is to be issued to a person other than as indicated in item A above, fill in this space. See instructions 4 and 5.


ISSUE TO:

Name

Address



Zip Code



Social Security Number or Taxpayer I.D. Number





2. If the check is to be mailed to an address other than as indicated in Item A above, fill in this space.


MAIL TO:



Name



Address



Zip Code



Amount of Debentures Surrendered for Redemption: $

                                    ITEM E.

               (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                              REQUIRED SIGNATURE

The signature(s) on this Letter of Transmittal must correspond exactly with the name(s) of the (1) registered owners of the Debentures surrendered, or (2) persons to whom such Debentures have been properly assigned or transferred, in which case evidence of transfer must accompany this letter. See Instructions 1, 4, 5 & 6 below.

Dated:


Signature:


Signature:


Telephone:

Social Security Number or Taxpayer I.D. Number:




                              SIGNATURE GUARANTEE
                                (IF APPLICABLE)

If stock certificate(s) are to be issued in a name other than that of the registered owner of the Debentures surrendered or persons to whom such Debentures have been properly assigned or transferred, or if a check is to be made payable to a different name, the signature of the holder must be guaranteed by either a bank or trust company, a broker or dealer which is a member of the National Association of Securities Dealers, Inc., or a recognized member of a Medallion Signature Guarantee Program who may also be a member of a national securities exchange. See Instructions 4 and 5.



Signature Guarantee:

Dated:


                       (Name of Firm issuing Guarantee)


                            (Signature of Officer)


                   (Title of Officer Signing This Guarantee)




                        (Address of Guaranteeing Firm)

                                    ITEM F.

               (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                              REQUIRED SIGNATURE
                           IMPORTANT TAX INFORMATION
- --------------------------------------------------------------------------------
COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED
                                  IN ITEM E.

                             (SEE INSTRUCTION 11)

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
- --------------------------------------------------------------------------------
NAME AS SHOWN ON ACCOUNT (IF JOINT ACCOUNT, LIST FIRST AND CIRCLE NAME OF THE PERSON OR ENTITY WHOSE NUMBER YOU ENTER IN PART 1 BELOW)

- --------------------------------------------------------------------------------
ADDRESS (IF ADDRESS IS NOT COMPLETED, SIGNATURE WILL CONSTITUTE A CERTIFICATION THAT THE ABOVE ADDRESS IS CORRECT.)

- --------------------------------------------------------------------------------
CITY, STATE AND ZIP CODE

- --------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

                              PART 1 -- PLEASE PROVIDE YOUR TAXPAYER                                        SOCIAL SECURITY NUMBER
                              IDENTIFICATION NUMBER IN THE BOX AT RIGHT                                   OR
SUBSTITUTE                    AND CERTIFY BY SIGNING AND DATING BELOW.                                      EMPLOYER IDENTIFICATION
                                                                                                                             NUMBER
                              ------------------------------------------------------------------------------------------------------

FORM W-9                      PART 2 -- I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I AM EXEMPT FROM      FOR PAYEES EXEMPT
DEPARTMENT OF THE TREASURY    BACKUP WITHHOLDING, OR (II) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM          FROM BACKUP

INTERNAL REVENUE SERVICE      SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR   WITHHOLDING

                              DIVIDENDS, OR (III) THE INTERNAL REVENUE SERVICE HAS NOTIFIED ME THAT I AM NO

PAYER'S REQUEST FOR           LONGER SUBJECT TO BACKUP WITHHOLDING.  (YOU MUST CROSS OUT THIS PART 2 IF YOU      WRITE "EXEMPT" IF

TAXPAYER                      ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF           YOU ARE EXEMPT FROM

IDENTIFICATION NUMBER         INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)[_]                                      BACKUP WITHHOLDING
("TIN")
                             -------------------------------------------------------------------------------------------------------

                             CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION        PART 3 --
                             PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

                             SIGNATURE ______________     DATE                                                  AWAITING TAXPAYER
                                                                                                                IDENTIFICATION
                                                                                                                NUMBER [_]
- ------------------------------------------------------------------------------------------------------------------------------------


              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box on Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Paying Agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.


SIGNATURE__________________________  DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

1. GENERAL

   Please do not send Debentures directly to the Company. The Debentures, together with the signed and completed Letter of Transmittal and any required supporting documents (see Instruction 2 below), should be mailed in the enclosed addressed envelope or otherwise delivered to First Chicago Trust Company of New York, the Paying and Conversion Agent, at the address indicated on the front of this Letter of Transmittal. The method of transmitting the Debentures and the Letter of Transmittal is at the sole option and sole risk of the Debenture holder but, if mail is used, it is recommended that registered mail, properly insured, be used as a precaution against loss. Consideration should be given to using some form of express delivery service as the conversion alternative discussed below expires at 5:00 p.m., Eastern Daylight Time, on May 17, 1996.

   ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED IN ALL CASES.

2. IF YOU WISH TO CONVERT YOUR DEBENTURES

   If you wish to convert your Debentures into Shares of Common Stock, then prior to 5:00 p.m., Eastern Daylight Time, on May 17, 1996 you must deposit with the Paying and Conversion Agent (i) the Debentures, (ii) a properly completed Letter of Transmittal and (iii) any other documents required by this Letter of Transmittal. If your Debenture Certificates are not immediately available, please see Instruction 7.

   Holders of Debentures that convert their Debentures will not be entitled to any payment of interest on such Debentures accruing after May 1, 1996. Holders of Debentures of record on April 15, 1996, will be entitled to receive the payment of interest due on the Debentures on May 1, 1996. Any holder that converts Debentures prior to May 1, 1996, must submit with the Debentures being converted an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such Debentures on May 1, 1996 ($15.31 for each $1,000 principal amount of Debentures), and such holder therefore will not receive the economic benefit of such interest payment.

   Instead of issuing any fractional share of Common Stock that would otherwise be issuable upon conversion of any Debenture, the Company will pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the last reported sale price per share of Common Stock, regular way, at the close of business on the Trading Day (defined below) immediately preceding the day of conversion or, if no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on the New York Stock Exchange. "Trading Day" means a day on which the New York Stock Exchange is open for business. Such cash in lieu of fractional share will be in the form of a check drawn on an account of the Paying Agent and Conversion Agent.

   Debentures may be held in book-entry form through the facilities of The Depository Trust Company or the Philadelphia Depository Trust Company (each of the foregoing are herein referred to as a "Depository"). Accordingly, in order for a beneficial owner of an interest in a Debenture to exercise conversion rights, such beneficial owner must comply with the procedures of the Depository where such beneficial owner's Debentures are held, if a participant in such Depository (a "participant"), or if such beneficial owner is not a participant in a Depository, through the procedures of the participant through which such beneficial owner owns its interest in the Debentures, to effect a conversion.

   SINCE IT IS THE TIME OF ACTUAL RECEIPT THAT DETERMINES WHETHER DEBENTURES HAVE BEEN PROPERLY PRESENTED FOR CONVERSION, SUFFICIENT TIME SHOULD BE ALLOWED FOR A BOOK-ENTRY TRANSFER TO BE MADE, PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON MAY 17, 1996. DEBENTURES NOT ACTUALLY RECEIVED FOR CONVERSION BY A BOOK-ENTRY TRANSFER PRIOR TO SUCH TIME WILL BE REDEEMED AS SET FORTH BELOW.

   SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS GREATER THAN $82.57 PER SHARE AT THE TIME OF CONVERSION, A HOLDER OF DEBENTURES WHO EXERCISES SUCH HOLDER'S CONVERSION RIGHTS WILL RECEIVE COMMON STOCK, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE (DETERMINED AS SET FORTH ABOVE), WITH A MARKET VALUE GREATER THAN THE AMOUNT OF CASH THE HOLDER WOULD OTHERWISE BE ENTITLED TO RECEIVE UPON THE REDEMPTION OF THE DEBENTURES (BEFORE DEDUCTING ANY TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED ON SALE OF THE SHARES RECEIVED UPON CONVERSION OF THE DEBENTURES).

   If the stock certificate(s) and cash in lieu of fractional Shares, if any, are to be issued in the same name(s) as that in which the surrendered Debentures are registered and mailed to the same address as given in Item A, complete Items A, B, E and F.

   If the stock certificate(s) and cash in lieu of fractional Shares, if any, are to be issued in the name or names of a different person(s), see Instruction 4, 5 and 6 and complete Items A, B, C, E and F.

   If the stock certificate(s) and cash in lieu of fractional Shares, if any, are to be mailed to an address different from that given in Item A, complete Items A, B, C, E and F.

   If more than one Debenture is surrendered for conversion at any one time under the same Letter of Transmittal or other notice by the same holder, the number of Shares issuable upon conversion of such Debentures will be computed upon the basis of the aggregate principal amount of Debentures so surrendered. Holders are also entitled to convert fewer than all Debentures they hold, provided that any conversions are for amounts of Debentures in integral multiples of $1,000.

   A single Common Stock certificate will be issued unless you give written instructions to the contrary. The Common Stock certificate and cash in lieu of fractional Shares will be mailed as soon as possible after receipt of your Debentures.

3. IF YOU WISH TO REDEEM YOUR DEBENTURES

   If you wish your Debentures to be redeemed by the Company, deliver your Debentures and this Letter of Transmittal, properly completed, to the Paying and Conversion Agent. A check for $1,045.23 per $1,000 principal amount of Debentures will be sent to you when the Debentures have been received by the Paying and Conversion Agent, but in no event earlier than the Redemption Date, May 20, 1996.

   If the check is to be issued in the same name(s) as that in which the surrendered Debentures are registered and mailed to the same address as given in Item A, complete Items A, B, E and F.

   If the check is to be issued in a different name or names, see Instructions 4 and 5 and complete Items A, B, D, E and F.

   If the check is to be mailed to an address different from that given in Item A, complete Items A, B, D, E and F.

4. CERTIFICATE OR CHECK TO BE ISSUED IN A DIFFERENT NAME

   Unless instructions are given in Item C or D, the Shares or a check are to be issued in the same name as that of the record holder inscribed on the surrendered Debenture. If the Shares or a check are to be issued in a name other than that of the record holder of the listed Debenture please be guided by the following:

(a) Endorsement and Guarantee: The Debentures surrendered must be properly endorsed (or accompanied by one or more appropriate powers properly executed by the record holder of such Debentures to the person who is to receive the Common Stock certificates). The signature of the record holder on the endorsement or stock powers must correspond with the name as written upon the face of the Debentures surrendered in every particular and must be guaranteed by a recognized member of a Medallion Signature Program who may also be a commercial bank or trust company, a broker or dealer which is a member of the National Association of Securities Dealers, Inc. or by a member of a national securities exchange (an "Eligible Institution").

(b) Transferee's Signature: This Letter of Transmittal must be signed by the person to whom the transfer or assignment is made, or by his agent, and should not be signed by the person transferring or assigning the Debentures. The signature of such transferee, assignee, or agent must be guaranteed as provided in Instruction 4(a).

(c) Correction of or Change in Name. For a name correction, or for a change in name which does not involve a change of ownership, proceed as follows. For a correction in name the listed Debentures should be endorsed for example, "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed as described in Instruction 4(a). For a change in name by marriage, the surrendered Debentures should be endorsed for example, "Mary Doe, now by marriage, Mrs. Mary Jones" with the signature guaranteed as described in Instruction 4(a).

5. SIGNATURE BY FIDUCIARY OR OTHER THAN REGISTERED HOLDER

   If this Letter of Transmittal is signed by the registered holder(s) of the Debentures transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered holder(s).

   If the Letter of Transmittal is signed in Item E by an executor, administrator, trustee, guardian, attorney or the like, such person should so indicate when signing, and the Letter of Transmittal and Debentures must be accompanied by evidence, satisfactory to the Paying and Conversion Agent and the Company, of the authority of such person to sign the Letter of Transmittal and the signature(s) must be properly guaranteed by an Eligible Institution.

   If the Letter of Transmittal is signed in Item E by a person other than the registered holder, who is not a person described in the preceding paragraph, the Debentures must be properly endorsed or be accompanied by appropriate stock powers, properly executed by the registered holder(s), so that such endorsement or powers are signed exactly as the name(s) of the registered holder(s) appears on the Debentures and the signatures to the endorsement or on the stock power must be properly guaranteed by an Eligible Institution.

   If the Debentures are endorsed by, or accompanied by stock powers signed by, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by an Eligible Institution.

   If you have completed Item C or D regarding special issuance instructions, the signature on this Letter of Transmittal must be guaranteed, in the space provided in Item E on the front hereof, by an Eligible Institution.

6. JOINT HOLDERS OR DEBENTURES REGISTERED IN DIFFERENT NAMES

   If Debentures are tendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If Debentures are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration. See Instruction 5 above.

7. NOTICE OF GUARANTEED DELIVERY

   Debenture holders wishing to convert their Debentures whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Paying and Conversion Agent on or prior to 5:00 p.m., Eastern Daylight Time, on May 17, 1996 may elect to convert their Debentures pursuant to the following procedures: (i) such election to convert must be made by or through a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Paying and Conversion Agent on or prior to 5:00 p.m., Eastern Daylight Time, on May 17, 1996, and (iii) the Debentures in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof and all other documents required by this Letter of Transmittal, must be received by the Paying and Conversion Agent within five business days after the date such Notice of Guaranteed Delivery is received by the Paying and Conversion Agent. Notwithstanding the foregoing, Shares will be issued in respect of Debentures surrendered for conversion only after timely receipt by the Paying and Conversion Agent of the Debentures, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal.

8. TRANSFER TAXES

   It is not anticipated that any transfer taxes will be payable in connection with the issuance of certificates evidencing Shares upon conversion of the Debentures. If, however, it should develop that in certain circumstances such taxes may be payable, conversion of Debentures will be effected without charge to the converting holder for any such stock transfer tax, except in the following cases. If stock certificates issued upon conversion are to be registered in the name of any person other than the registered owner of Debentures, the amount of any stock transfer taxes (whether imposed on the registered owner(s) of the certificate(s) transmitted herewith or such person(s)) payable on account of the transfer to such person(s) must accompany this Letter of Transmittal or evidence must be submitted as to the payment of such taxes, or exemption therefrom. The Company will not be required to issue or deliver stock certificates in any such case until such person(s) has made payment or submitted such evidence.

9. LOST OR DESTROYED DEBENTURES

   If your Debentures have been either lost or destroyed, notify the Trustee of this fact immediately by telephone at 1-800-524-9472 or by mail at The First National Bank of Chicago, 1 North State St., 9th Floor, Attn. Investor Relations, Chicago, IL 60602. In order to retain your rights to convert your

Debentures which have been lost or destroyed, the procedures set forth in Item 7(i) and (ii) of these instructions must be followed. You will then be instructed as to the steps you must take in order to convert or have redeemed the Debentures that you own. This form and related documents cannot be processed until the missing Debentures have been replaced. You must act immediately if you wish to safeguard your rights.

10.  QUESTIONS AND ADDITIONAL COPIES

   All questions regarding appropriate procedures for converting Debentures and requests for additional copies of the Notice of Redemption, Letter of Transmittal and Notice of Guaranteed Delivery should be directed to D. F. King & Co., as Information Agent, at 77 Water Street, New York, New York 10005, Tel.
(800) 848-3405.

11.  SUBSTITUTE FORM W-9

   Each Debenture holder is required to provide the Paying and Conversion Agent with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided under Item F, and to indicate that the Debenture holder is not subject to backup withholding by checking the box in Part 2 of the form.
Failure to provide the information on the form may subject the Debenture holder to 31 percent (31%) backup withholding on the payments made to the Debenture holder or other payee with respect to Debentures redeemed or amounts paid for fractional Shares. The box in Part 3 of the form may be checked if the Debenture holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Paying and Conversion Agent is not provided with a TIN within sixty (60) days, the Paying and Conversion Agent will withhold 31 percent (31%) on all such payments until a TIN is provided.

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, a Debenture holder whose Debentures are redeemed or who receives cash for fractional shares is required by law to provide the Paying and Conversion Agent with such Debenture holder's correct TIN on Substitute Form W-9. If such Debenture holder is an individual, the TIN is his or her social security number. If the Paying and Conversion Agent is not provided with the correct TIN, the Debenture holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition payments that are made to such Debenture holder or other payee with respect to Debentures redeemed or with respect to amounts paid for fractional shares may be subject to backup withholding.

   Certain Debenture holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Debenture holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying and Conversion Agent.

   If backup withholding applies, the Paying and Conversion Agent is required to withhold 31 percent (31%) of any such payments made to the Debenture holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments made to a Debenture holder or other payee, the Debenture holder is required to notify the Paying and Conversion Agent of the Debenture holder's correct TIN by completing the form, certifying that the TIN provided on Substitute Form W-9 is correct or that such Debenture holder is awaiting a TIN and that (1) the Debenture holder has not been notified by the Internal Revenue Service that the Debenture holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Debenture holder that the Debenture holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AND CONVERSION AGENT

   The Debenture holder is required to give the Paying and Conversion Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed guildlines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

   HOLDERS OF DEBENTURES ARE ADVISED TO READ THE PROSPECTUS AND TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE CONVERSION OR REDEMPTION OF THE DEBENTURES IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.